Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Sara Kesten
Semtech Corporation
(805) 480-2004
webir@semtech.com

Semtech Announces Second Quarter of Fiscal Year 2024 Results

CAMARILLO, Calif., September 13, 2023—Semtech Corporation (Nasdaq: SMTC), a high-performance semiconductor, IoT systems and cloud connectivity service provider, today reported unaudited financial results for its second quarter of fiscal year 2024, which ended July 30, 2023.
Highlights for the Second Quarter of Fiscal Year 2024
•Net sales of $238.4 million, an increase of 0.8% sequentially and 13.9% year-over-year
•GAAP gross margin of 42.3% and Non-GAAP gross margin of 49.6%
•GAAP diluted loss per share of $5.97 and Non-GAAP diluted earnings per share of $0.11
•Cloud data center net sales grew 114% sequentially
•High-end consumer net sales grew 58% sequentially
•Effective June 30, 2023, Paul H. Pickle became Semtech's president and chief executive officer
•On September 8, 2023, the Company announced the appointment of Mark Lin as the next Semtech executive vice president and chief financial officer
Results on a GAAP basis for the Second Fiscal Quarter 2024
•Net sales were $238.4 million
•GAAP Gross margin was 42.3%
•GAAP SG&A expense was $65.0 million
•GAAP R&D expense was $51.4 million
•GAAP Operating margin was (125.9)%
•GAAP Depreciation expense was $6.6 million
- more -

2	Semtech Announces Second Quarter of Fiscal Year 2024 Results
•GAAP Intangible amortization expense was $15.4 million
•GAAP Interest expense was $24.2 million
•GAAP Net loss attributable to common stockholders was $382.0 million or $5.97 diluted loss per share
To facilitate a complete understanding of comparable financial performance between periods, the Company also presents performance results that exclude certain non-cash items and items that are not considered reflective of the Company’s core results over time. These non-GAAP financial measures exclude certain items and are described below under “Non-GAAP Financial Measures.”
Results on a Non-GAAP basis for the Second Fiscal Quarter 2024 (see the list of non-GAAP financial measures and the reconciliation of these measures to the most comparable GAAP measures set forth in the tables below under "Supplemental Information: Reconciliation of GAAP to Non-GAAP Results")
•Non-GAAP Gross margin was 49.6%
•Non-GAAP SG&A expense was $42.8 million
•Non-GAAP R&D expense was $43.0 million
•Non-GAAP Operating margin was 13.6%
•Non-GAAP Interest expense was $23.4 million
•Non-GAAP Net income attributable to common stockholders was $7.0 million or $0.11 diluted earnings per share

"In the recent quarter, our net sales aligned with our projections and our non-GAAP gross margin and earnings per share each exceeded our estimates, largely due to focused cost-saving initiatives,” said Paul H. Pickle, Semtech’s president and chief executive officer. “I have had the opportunity to recognize our company's distinct capabilities in the High-Performance Analog and IoT sectors and the dedication of a very talented team. While we remain cautious given the current challenges of broader economic uncertainties and high channel inventory, I am confident that our ongoing operational refinements and strong presence in key markets keep us poised to recover as economic conditions evolve."
Third Fiscal Quarter 2024 Outlook
Both the GAAP and non-GAAP third fiscal quarter 2024 outlook below take into account the Company's current estimates, export restrictions, inflationary pressure and other macroeconomic conditions. The Company is unable to predict the full impact such challenges may have on its future results of operations.
GAAP Third Fiscal Quarter 2024 Outlook
•Net sales are expected to be in the range of $190.0 million to $210.0 million
•GAAP Gross margin is expected to be in the range of 41.5% to 44.0%

3	Semtech Announces Second Quarter of Fiscal Year 2024 Results
•GAAP SG&A expense is expected to be in the range of $54.2 million to $56.2 million
•GAAP R&D expense is expected to be in the range of $53.4 million to $55.4 million
•GAAP Intangible amortization expense is expected to be approximately $14.9 million
•GAAP Interest and other expense, net is expected to be approximately $24.3 million
•Fully-diluted share count is expected to be approximately 64.2 million shares
•Share-based compensation is expected to be approximately $12.1 million, categorized as follows: $0.5 million cost of sales, $8.2 million SG&A, and $3.4 million R&D
•Transaction, integration and restructuring expenses are expected to be approximately $15.0 million
•GAAP capital expenditures are expected to be approximately $6.0 million
•GAAP depreciation expense is expected to be approximately $7.9 million
Non-GAAP Third Fiscal Quarter 2024 Outlook (see the list of non-GAAP financial measures and the reconciliation of Non-GAAP Gross margin, Non-GAAP SG&A expense, and Non-GAAP R&D expense to the most comparable GAAP measures set forth in the tables below under "Reconciliation of GAAP to Non-GAAP Outlook")

•Non-GAAP Gross margin is expected to be in the range of 47.0% to 49.0%
•Non-GAAP SG&A expense is expected to be in the range of $36.0 million to $38.0 million
•Non-GAAP R&D expense is expected to be in the range of $45.0 million to $47.0 million
•Non-GAAP normalized tax rate for fiscal year 2024 is expected to be approximately 12%
•Non-GAAP Diluted loss per share is expected to be in the range of $0.22 to $0.09
The Company is unable to include a reconciliation of the forward-looking non-GAAP normalized tax rate and non-GAAP Diluted loss per share to the corresponding GAAP measures as this is not available without unreasonable efforts due to the high variability and low visibility with respect to the impact of transaction, integration and restructuring expenses, share-based awards and the amortization of acquisition-related intangible assets that are excluded from these non-GAAP measures. The Company expects the variability of the above charges to have a potentially significant impact on its GAAP financial results.
Webcast and Conference Call
Semtech will be hosting a conference call today to discuss its second fiscal quarter 2024 results at 2:00 p.m. Pacific time. The dial-in number for the call is (877) 407-0312. Please use conference ID 13736082. An audio webcast will be available on Semtech’s website at www.semtech.com in the “Investor Relations” section under “Investor News.” A replay of the call will be available through October 11, 2023 at the same website or by calling (877) 660-6853 and entering conference ID 13736082.

4	Semtech Announces Second Quarter of Fiscal Year 2024 Results
Non-GAAP Financial Measures
To supplement the Company's consolidated financial statements prepared in accordance with GAAP, this release includes a presentation of select non-GAAP financial measures. The Company’s non-GAAP measures of gross margin, SG&A expense, R&D expense, operating margin, interest expense, net (loss) income attributable to common stockholders, diluted (loss) earnings per share and normalized tax rate exclude the following items, if any:
•Share-based compensation
•Intangible amortization
•Transaction and integration related costs or recoveries (including costs associated with the acquisition of Sierra Wireless)
•Restructuring and other reserves, including cumulative other reserves associated with historical activity including environmental and pension
•Litigation costs or dispute settlement charges or recoveries
•Gain on sale of business
•Equity method income or loss
•Investment gains, losses, reserves and impairments, including interest income from debt investment
•Write-off of deferred financing costs and debt discount
•Goodwill impairment
•Amortization of inventory step-up
To provide additional insight into the Company's third quarter outlook, this release also includes a presentation of forward-looking non-GAAP financial measures. Management believes that the presentation of these non-GAAP measures provides useful information to investors regarding the Company’s financial condition and results of operations. These non-GAAP financial measures are adjusted to exclude the items identified above because such items are either operating expenses that would not otherwise have been incurred by the Company in the normal course of the Company’s business operations, or are not reflective of the Company’s core results over time. These excluded items may include recurring as well as non-recurring items, and no inference should be made that all of these adjustments, charges, costs or expenses are unusual, infrequent or non-recurring. For example: certain restructuring and integration-related expenses (which consist of employee termination costs, facility closure or lease termination costs, and contract termination costs) may be considered recurring given the Company’s ongoing efforts to be more cost effective and efficient; certain acquisition and disposition-related adjustments or expenses may be deemed recurring given the Company's regular evaluation of potential transactions and investments; and certain litigation expenses or dispute settlement charges or gains (which may include estimated

5	Semtech Announces Second Quarter of Fiscal Year 2024 Results
losses for which the Company may have established a reserve, as well as any actual settlements, judgments, or other resolutions against, or in favor of, the Company related to litigation, arbitration, disputes or similar matters, and insurance recoveries received by the Company related to such matters) may be viewed as recurring given that the Company may from time to time be involved in, and may resolve, litigation, arbitration, disputes, and similar matters.
Notwithstanding that certain adjustments, charges, costs or expenses may be considered recurring, in order to provide meaningful comparisons, the Company believes that it is appropriate to exclude such items because they are not reflective of the Company's core results and tend to vary based on timing, frequency and magnitude.
These non-GAAP financial measures are provided to enhance the user's overall understanding of the Company's comparable financial performance between periods. In addition, the Company’s management generally excludes the items noted above when managing and evaluating the performance of the business. In the financial statements provided with this release, the Company also presents free cash flow. Free cash flow, which may be positive or negative, is a non-GAAP financial measure defined as cash flows provided by (used in) operations less net capital expenditures. The Company considers free cash flow generated in any period to be a useful indicator of the availability of cash for, among other things, investing in the Company’s business, making strategic acquisitions, repaying debt or strengthening the balance sheet.
The financial statements provided with this release include reconciliations of these non-GAAP financial measures to their most comparable GAAP measures for the second and first quarters of fiscal year 2024 and the second quarter of fiscal year 2023, along with a reconciliation of forward-looking non-GAAP measures (other than the non-GAAP normalized tax rate and non-GAAP Diluted loss per share) to their most comparable GAAP measures for the third quarter of fiscal year 2024. The Company adopted a full-year, normalized tax rate for the computation of the non-GAAP income tax provision in order to provide better comparability across the interim reporting periods by reducing the quarterly variability in non-GAAP tax rates that can occur throughout the year. In estimating the full-year non-GAAP normalized tax rate, the Company utilized a full-year financial projection that considers multiple factors such as changes to the Company’s current operating structure, existing positions in various tax jurisdictions, the effect of key tax law changes, and other significant tax matters to the extent they are applicable to the full fiscal year financial projection. In addition to the adjustments described above, this normalized tax rate excludes the impact of share-based awards and the amortization of acquisition-related intangible assets. For fiscal year 2024, the Company’s projected non-GAAP normalized tax rate is 12% and will be applied to each quarter of fiscal year 2024. The Company’s non-GAAP normalized tax rate on non-GAAP net income may be adjusted during the year to account for events or trends that the Company believes materially impact the

6	Semtech Announces Second Quarter of Fiscal Year 2024 Results
original annual non-GAAP normalized tax rate including, but not limited to, significant changes resulting from tax legislation, acquisitions, entity structures or operational changes and other significant events. These additional non-GAAP financial measures should not be considered substitutes for any measures derived in accordance with GAAP and may be inconsistent with similar measures presented by other companies.
Forward-Looking and Cautionary Statements
This press release contains "forward-looking statements" within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on the Company’s current expectations, estimates and projections about its operations, industry, financial condition, performance, results of operations, and liquidity. Forward-looking statements are statements other than historical information or statements of current condition and relate to matters such as future financial performance including the third quarter of fiscal year 2024 outlook; the Company’s expectations concerning the negative impact on the Company’s results of operations from export restrictions, inflationary pressure and other macroeconomic conditions; future operational performance; the anticipated impact of specific items on future earnings; and the Company’s plans, objectives and expectations. Statements containing words such as “may,” “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “should,” “will,” “designed to,” “projections,” or “business outlook,” or other similar expressions constitute forward-looking statements.
Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results and events to differ materially from those projected. Potential factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the Company's ability to comply with the covenants under the agreements governing its indebtedness; the Company's ability to forecast and achieve anticipated net sales and earnings estimates in light of periodic economic uncertainty; the inherent risks, costs and uncertainties associated with integrating Sierra Wireless successfully and risks of not achieving all or any of the anticipated benefits, or the risk that the anticipated benefits may not be fully realized or take longer to realize than expected; the uncertainty surrounding the impact and duration of supply chain constraints and any associated disruptions; export restrictions and laws affecting the Company's trade and investments, and tariffs or the occurrence of trade wars; worldwide economic and political disruptions, including as a result of inflation and the current conflict between Russia and Ukraine; tightening credit conditions related to the United States banking system concerns; competitive changes in the marketplace including, but not limited to, the pace of growth or adoption rates of applicable products or technologies; downturns in the business cycle; decreased average selling prices of the Company’s products; the Company’s reliance on a limited number of suppliers and subcontractors for components and materials; changes in projected or anticipated end-user

7	Semtech Announces Second Quarter of Fiscal Year 2024 Results
markets; future responses to and effects of public health crises; and the Company’s ability to forecast its annual non-GAAP normalized tax rate due to material changes that could occur during the fiscal year, which could include, but are not limited to, significant changes resulting from tax legislation, acquisitions, entity structures or operational changes and other significant events. Additionally, forward-looking statements should be considered in conjunction with the cautionary statements contained in the risk factors disclosed in the Company's filings with the Securities and Exchange Commission (the "SEC"), including the Company's Annual Report on Form 10-K for the fiscal year ended January 29, 2023, filed with the SEC on March 30, 2023, as such risk factors may be updated, amended or superseded from time to time by subsequent reports the Company files with the SEC. In light of the significant risks and uncertainties inherent in the forward-looking information included herein that may cause actual performance and results to differ materially from those predicted, any such forward-looking information should not be regarded as representations or guarantees by the Company of future performance or results, or that its objectives or plans will be achieved or that any of its operating expectations or financial forecasts will be realized. Reported results should not be considered an indication of future performance. Investors are cautioned not to place undue reliance on any forward-looking information contained herein, which reflect management’s analysis only as of the date hereof. Except as required by law, the Company assumes no obligation to publicly release the results of any update or revision to any forward-looking statements that may be made to reflect new information, events or circumstances after the date hereof or to reflect the occurrence of unanticipated or future events, or otherwise.
About Semtech
Semtech Corporation (Nasdaq: SMTC) is a high-performance semiconductor, IoT systems and cloud connectivity service provider dedicated to delivering high quality technology solutions that enable a smarter, more connected and sustainable planet. Our global teams are dedicated to empowering solution architects and application developers to develop breakthrough products for the infrastructure, industrial and consumer markets. To learn more about Semtech technology, visit us at Semtech.com or follow us on LinkedIn or Twitter.

Semtech and the Semtech logo are registered trademarks or service marks of Semtech Corporation or its subsidiaries.
SMTC-F

SEMTECH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	July 30, 2023	April 30, 2023	July 31, 2022	July 30, 2023	July 31, 2022
	Q224	Q124	Q223	Q224	Q223
Net sales	$238,372	$236,539	$209,254	$474,911	$411,403
Cost of sales	127,071	122,738	73,435	249,809	145,331
Amortization of acquired technology	10,573	10,855	1,048	21,428	2,096
Total cost of sales	137,644	133,593	74,483	271,237	147,427
Gross profit	100,728	102,946	134,771	203,674	263,976
Operating costs and expenses, net:
Selling, general and administrative	65,024	58,117	48,119	123,141	91,483
Product development and engineering	51,387	51,827	40,601	103,214	79,390
Intangible amortization	4,871	4,882	—	9,753	—
Gain on sale of business	—	—	(17,986)	—	(17,986)
Goodwill impairment	279,555	—	—	279,555	—
Total operating costs and expenses, net	400,837	114,826	70,734	515,663	152,887
Operating (loss) income	(300,109)	(11,880)	64,037	(311,989)	111,089
Interest expense	(24,171)	(20,510)	(1,259)	(44,681)	(2,456)
Interest income	674	1,069	555	1,743	919
Non-operating expense, net	(1,566)	(473)	(430)	(2,039)	(532)
Investment impairments and credit loss reserves, net	(227)	(33)	429	(260)	405
(Loss) income before taxes and equity method (loss) income	(325,399)	(31,827)	63,332	(357,226)	109,425
Provision (benefit) for taxes	56,592	(2,417)	12,019	54,175	20,088
Net (loss) income before equity method (loss) income	(381,991)	(29,410)	51,313	(411,401)	89,337
Equity method (loss) income	(12)	(7)	283	(19)	307
Net (loss) income	(382,003)	(29,417)	51,596	(411,420)	89,644
Net loss attributable to noncontrolling interest	(1)	(2)	(2)	(3)	(3)
Net (loss) income attributable to common stockholders	$(382,002)	$(29,415)	$51,598	$(411,417)	$89,647

(Loss) earnings per share:
Basic	$(5.97)	$(0.46)	$0.81	$(6.43)	$1.41
Diluted	$(5.97)	$(0.46)	$0.81	$(6.43)	$1.39

Weighted average number of shares used in computing (loss) earnings per share:
Basic	64,005	63,924	63,500	63,964	63,725
Diluted	64,005	63,924	63,977	63,964	64,270

SEMTECH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	July 30, 2023	January 29, 2023
ASSETS
Current assets:
Cash and cash equivalents	$147,912	$235,510
Accounts receivable, net	159,097	161,695
Inventories	180,231	207,704
Prepaid taxes	7,669	6,243
Other current assets	135,029	111,634
Total current assets	629,938	722,786
Non-current assets:
Property, plant and equipment, net	161,329	169,293
Deferred tax assets	14,075	63,783
Goodwill	1,017,444	1,281,703
Other intangible assets, net	183,401	215,102
Other assets	112,413	116,961
Total assets	$2,118,600	$2,569,628

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$52,473	$100,676
Accrued liabilities	215,694	253,075
Current portion of long-term debt	52,890	43,104
Total current liabilities	321,057	396,855
Non-current liabilities:
Deferred tax liabilities	4,755	5,065
Long-term debt	1,330,614	1,296,966
Other long-term liabilities	95,159	114,707
Stockholders’ equity	366,835	755,852
Noncontrolling interest	180	183
Total liabilities & equity	$2,118,600	$2,569,628

SEMTECH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS AND SUPPLEMENTAL INFORMATION
(in thousands)
(unaudited)

		Six Months Ended
		July 30, 2023	July 31, 2022
Net (loss) income		$(411,420)	$89,644

Net cash (used in) provided by operations		(101,992)	127,329
Net cash (used in) provided by investing activities		(19,577)	10,216
Net cash provided by (used in) financing activities		34,727	(54,996)
Effect of foreign exchange rate changes on cash and cash equivalents		(756)	—
Net (decrease) increase in cash and cash equivalents		(87,598)	82,549
Cash and cash equivalents at beginning of period		235,510	279,601
Cash and cash equivalents at end of period		$147,912	$362,150

	Three Months Ended
	July 30, 2023	April 30, 2023	July 31, 2022
	Q224	Q124	Q223
Free Cash Flow:
Cash Flow from Operations	$(12,005)	$(89,987)	$77,278
Net Capital Expenditures	(6,920)	(13,977)	(7,268)
Free Cash Flow	$(18,925)	$(103,964)	$70,010

			Three Months Ended
	July 30, 2023		April 30, 2023		July 31, 2022
	Q224		Q124		Q223
Net sales by reportable segment:
Signal Integrity Products Group	$46,507	20%	$41,646	18%	$87,355	42%
Advanced Protection and Sensing Products Group	48,521	20%	36,057	15%	65,275	31%
IoT System Products Group	119,455	50%	134,576	57%	56,624	27%
IoT Connected Services Group	23,889	10%	24,260	10%	—	—%
Total net sales by reportable segment	$238,372	100%	$236,539	100%	$209,254	100%

	Three Months Ended
	July 30, 2023		April 30, 2023		July 31, 2022
	Q224		Q124		Q223
Net sales by end market:
Infrastructure	$42,369	18%	$39,000	16%	$84,533	40%
High-End Consumer	34,016	14%	21,594	9%	41,009	20%
Industrial	161,987	68%	175,945	75%	83,712	40%
Total net sales by end market	$238,372	100%	$236,539	100%	$209,254	100%
``````````````````````````````````````````````````

SEMTECH CORPORATION
SUPPLEMENTAL INFORMATION: RECONCILIATION OF GAAP TO NON-GAAP RESULTS
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	July 30, 2023	April 30, 2023	July 31, 2022	July 30, 2023	July 31, 2022
	Q224	Q124	Q223	Q224	Q223
Gross Margin–GAAP	42.3%	43.5%	64.4%	42.9%	64.2%
Share-based compensation	0.2%	0.2%	0.3%	0.2%	0.3%
Amortization of acquired technology	4.4%	4.6%	0.5%	4.4%	0.5%
Transaction and integration related costs, net	1.1%	—%	—%	0.6%	—%
Restructuring and other reserves, net	0.2%	0.2%	—%	0.2%	—%
Amortization of inventory step-up	1.4%	—%	—%	0.7%	—%
Adjusted Gross Margin (Non-GAAP)	49.6%	48.5%	65.2%	49.0%	65.0%

	Three Months Ended			Six Months Ended
	July 30, 2023	April 30, 2023	July 31, 2022	July 30, 2023	July 31, 2022
	Q224	Q124	Q223	Q224	Q223
Selling, general and administrative–GAAP	$65,024	$58,117	$48,119	$123,141	$91,483
Share-based compensation	(9,409)	(4,502)	(8,588)	(13,911)	(14,720)
Transaction and integration related costs, net	(7,271)	(7,068)	(4,131)	(14,339)	(4,626)
Restructuring and other reserves, net	(5,445)	(337)	—	(5,782)	(500)
Litigation costs, net	(132)	(26)	(15)	(158)	(196)
Adjusted selling, general and administrative (Non-GAAP)	$42,767	$46,184	$35,385	$88,951	$71,441

	Three Months Ended			Six Months Ended
	July 30, 2023	April 30, 2023	July 31, 2022	July 30, 2023	July 31, 2022
	Q224	Q124	Q223	Q224	Q223
Product development and engineering–GAAP	$51,387	$51,827	$40,601	$103,214	$79,390
Share-based compensation	(3,465)	(3,539)	(4,052)	(7,004)	(8,038)
Transaction and integration related costs, net	(1,016)	(534)	—	(1,550)	—
Restructuring and other reserves, net	(3,954)	(1,226)	—	(5,180)	—
Adjusted product development and engineering (Non-GAAP)	$42,952	$46,528	$36,549	$89,480	$71,352

	Three Months Ended			Six Months Ended
	July 30, 2023	April 30, 2023	July 31, 2022	July 30, 2023	July 31, 2022
	Q224	Q124	Q223	Q224	Q223
Operating Margin–GAAP	(125.9)%	(5.0)%	30.6%	(65.7)%	27.0%
Share-based compensation	5.6%	3.6%	6.3%	4.6%	6.0%
Intangible amortization	6.5%	6.6%	0.5%	6.6%	0.5%
Transaction and integration related costs, net	4.6%	3.2%	2.0%	3.9%	1.1%
Restructuring and other reserves, net	4.1%	0.9%	—%	2.5%	0.1%
Litigation costs, net	0.1%	—%	—%	—%	—%
Gain on sale of business	—%	—%	(8.6)%	—%	(4.4)%
Goodwill impairment	117.2%	—%	—%	58.9%	—%
Amortization of inventory step-up	1.4%	—%	—%	0.7%	—%
Adjusted Operating Margin (Non-GAAP)	13.6%	9.3%	30.8%	11.5%	30.3%

SEMTECH CORPORATION
SUPPLEMENTAL INFORMATION: RECONCILIATION OF GAAP TO NON-GAAP RESULTS (CONTINUED)
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	July 30, 2023	April 30, 2023	July 31, 2022	July 30, 2023	July 31, 2022
	Q224	Q124	Q223	Q224	Q223
Interest expense--GAAP	$24,171	$20,510	$1,259	$44,681	$2,456
Write-off of deferred financing costs and debt discount	(771)	—	—	(771)	—
Adjusted interest expense (Non-GAAP)	$23,400	$20,510	$1,259	$43,910	$2,456

	Three Months Ended			Six Months Ended
	July 30, 2023	April 30, 2023	July 31, 2022	July 30, 2023	July 31, 2022
	Q224	Q124	Q223	Q224	Q223
GAAP net (loss) income attributable to common stockholders	$(382,002)	$(29,415)	$51,598	$(411,417)	$89,647
Adjustments to GAAP net (loss) income attributable to common stockholders:
Share-based compensation	13,399	8,404	13,250	21,803	24,143
Intangible amortization	15,444	15,737	1,048	31,181	2,096
Transaction and integration related costs, net	10,952	7,651	4,131	18,603	4,626
Restructuring and other reserves, net	9,761	2,060	—	11,821	500
Litigation costs, net	132	26	15	158	196
Gain on sale of business	—	—	(17,986)	—	(17,986)
Investment losses (gains), reserves and impairments, net	49	(317)	(801)	(268)	(1,125)
Write-off of deferred financing costs and debt discount	771	—	—	771	—
Goodwill impairment	279,555	—	—	279,555	—
Amortization of inventory step-up	3,314	—	—	3,314	—
Total Non-GAAP adjustments before taxes	333,377	33,561	(343)	366,938	12,450
Associated tax effect	55,635	(2,625)	4,460	53,010	5,463
Equity method loss (income)	12	7	(283)	19	(307)
Total of supplemental information, net of taxes	389,024	30,943	3,834	419,967	17,606
Non-GAAP net income attributable to common stockholders	$7,022	$1,528	$55,432	$8,550	$107,253

GAAP diluted (loss) earnings per share	$(5.97)	$(0.46)	$0.81	$(6.43)	$1.39
Adjustments per above	6.08	0.48	0.06	6.56	0.28
Non-GAAP diluted earnings per share	$0.11	$0.02	$0.87	$0.13	$1.67

SEMTECH CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP OUTLOOK
Third Quarter of Fiscal Year 2024 Outlook
(in millions, except per share data)

	Q3 FY24 Outlook
	October 29, 2023
	Low	High
Gross Margin–GAAP	41.5%	44.0%
Share-based compensation	0.2%	0.2%
Amortization of acquired intangibles	5.3%	4.8%
Adjusted Gross Margin (Non-GAAP)	47.0%	49.0%

	Low	High
Selling, general and administrative–GAAP	$54.2	$56.2
Share-based compensation	(8.2)	(8.2)
Transaction, integration and restructuring related	(10.0)	(10.0)
Adjusted selling, general and administrative (Non-GAAP)	$36.0	$38.0

	Low	High
Product development and engineering–GAAP	$53.4	$55.4
Share-based compensation	(3.4)	(3.4)
Transaction and integration related	(5.0)	(5.0)
Adjusted product development and engineering (Non-GAAP)	$45.0	$47.0

CONTACT:
Sara Kesten
Semtech Corporation
(805) 480-2004
webir@semtech.com